Exhibit 10.13


                         LIFE CRITICAL CARE CORPORATION

                             STOCK OPTION AGREEMENT

         Effective as of November 21, 1996, Life Critical Care Corporation, a Delaware corporation (the "Company"), has determined to grant options to purchase 75,000 shares of its common stock, par value $0.01 per share (the "Common Stock"), to Frank E. McGeath (the "Executive") in order to provide an incentive for Mr. McGeath to remain with the Company and to increase his interest in the success of the Company by providing the opportunity to receive compensation based upon the Company's success.

         1.       Grant of Option

         Subject to the terms set forth herein, the Company grants to the Executive, as of the date hereof (the "Date of Grant"), an option (the "Option") to purchase 75,000 shares of Common Stock at an exercise price of $___ per share (the "Option Price"). The shares of Common Stock issuable upon exercise of the Option are from time to time referred to herein as the "Option Shares." The grant of an Option shall impose no obligation to exercise the Option. The Option shall vest and be exercisable as hereinafter provided.

         2.       Terms and Conditions of the Option

         The Option is granted subject to the following terms and conditions:

                  (a) Vesting; Exercisability.* The Option shall vest and become exercisable as follows, unless the Option has earlier vested or been forfeited in accordance with the terms hereof:

                1. January 1, 1998 with respect to Options for 37,500 Shares if the Company achieves earnings per share after taxes ("EPS") of at least $0.30 for the year ended December 31, 1997.

                2. January 1, 1999 with respect to Options for 75,000 shares (or such lesser number of Options as then may be unvested) if the Company achieves EPS of at least $0.60 for the year ended December 31, 1998.

                3. On January 1 of any year with respect to Options for 75,000 Shares (or such lesser number of Options as then may be unvested) if the

______________________
* Under items 1, 2 and 3, the Options become exercisable on March 1 following the date of vesting, or such earlier time as financial statements demonstrating the achievement of the applicable EPS target have been delivered to the Company's Board of Directors. Under item 4, Options are exercisable immediately upon vesting.

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                     Company achieves EPS in the immediately preceding  year  of at least $1.25.

                4.   December 31, 2004 as to any Options then unvested.


                  (b) Term of the Option. The Option shall terminate and no longer be exercisable on the earlier of (i) the tenth anniversary of the Date of Grant and (ii) the date specified for termination of the Option in Section 3(a) below.

                  (c) Notice of Exercise. Subject to Sections 2(d), 2(f) and 4 hereof, the Executive may exercise all or any portion of the Option (to the extent vested) by giving written notice of exercise to the Company, provided, however, that no less than 10 Option shares may be purchased upon any exercise of the Option unless the number of Option Shares purchased at such time is the total number of Option shares in respect of which the Option is then exercisable, and provided, further, that in no event shall the Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (i) the date on which the Company receives such written notice or
(ii) the date on which the conditions provided in Sections 2(d) and 2(f) are satisfied. Notwithstanding any other provision of this Agreement, the Executive may not exercise the Option, whether in whole or in part, and no Option Shares will be issued by the Company in respect of any such attempted exercise, at any time when such exercise is prohibited by the Company policy then in effect concerning transactions by management and the Board of Directors in the Company's securities. In the event that the Executive gives written notice of exercise to the Company at a time when such exercise is prohibited by such policy, the Company, in its sole discretion, may disregard such notice of exercise or may consider such notice to be delivered as of the first date that the Executive is permitted to exercise such option in accordance with such Company policy.

         (d) Payment. Prior to the issuance of a certificate pursuant to Section 2(g) hereof evidencing the Option Shares, the Executive shall have paid to the Company the Option Price for all Option Shares purchased pursuant to the exercise of the Option. Payment may be made by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars or in shares of Common Stock already owned by the Executive valued at their Fair Market Value (as defined in the Company's 1996 Stock and Incentive Plan) as of the date of exercise, or in any combination of cash or such shares as the compensation committee of the Company's Board of Directors (or such committee of such Board of Directors as performs similar functions, or, in the absence of any such committee, the Board of Directors) (the "Committee") in its sole discretion may approve. Payment of the exercise price in shares of Common Stock shall be made by delivering to the Company the share certificate(s) representing the required number of shares, with the Executive signing his name on the back, or by attaching executed stock powers (the signature must be guaranteed in either case).

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         (e)  Stockholder  Rights.  The  Executive  shall  have no  rights  as a stockholder with respect to any shares of Common Stock issuable upon exercise of the Option until a certificate evidencing such shares shall have been issued pursuant to Section 2(g) hereof, and no adjustment shall be made for dividends or distributions or other rights of any share for which the record date is prior to the date upon which the Executive shall become the holder of record thereof.

         (f) Limitation on Exercise. The Option shall not be exercisable unless the Common Stock subject thereto has been registered under the Securities Act of 1933, as amended (the "1933 Act"), and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the 1933 Act and from qualification under such state "blue sky" law is available.

         (g) Issuance of Shares. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the Option Price for the number of shares with respect to which the Option is exercised, the Company shall deliver at the principal office of the Company or at such other location as may be acceptable to the Company and the Executive, one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Such shares shall be fully paid and nonassessable and shall be issued in the name of the Executive.

         (h) Non-Qualified Status of the Option.The Option granted hereby is not intended to qualify, and shall not be treated, as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         3.       Termination of Employment

         (a) Forfeiture of Unvested Portion of Options upon Termination of Employment. If the Executive ceases to be employed by the Company prior to the satisfaction of any vesting period under Section 2(a) hereof, the unvested portion of the Option shall be forfeited to the Company, and the Executive shall not have any further right or interest therein, unless the Committee in its sole discretion shall determine otherwise.

         (b) Exercise Following Termination of Employment. If the Executive ceases to be employed by the Company after the Option has vested in accordance with Section 2(a) hereof with respect to all or a portion of the shares of Common Stock subject to the Option, the Option may be exercised subject to the terms and conditions hereof, to the extent it has vested as of the date of such termination, at any time within six months after the date of such termination, subject to the earlier expiration of the Option as provided in Section 2(b).

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         (c) Exercise  Following  Termination  of Employment  Subject to Company
Policies and Procedures on Insider Trading. Any exercise of the Option pursuant to Section 3(b) above shall be subject to, and shall be permitted only to the extent such exercise complies with, the policies and procedures of the Company concerning insider trading that were applicable to the Executive on the date of such termination (as such policies and procedures may be amended by the Company during the period provided in Section 3(b) for exercise of the Option).

         4.       Restrictions on Transfer.

         The Option may not be transferred, pledged, assigned, or otherwise disposed of, except by will or pursuant to the laws of descent and distribution.

         5.       Tax Withholding

         The Company shall have the right, prior to the delivery of any certificates evidencing shares of Common Stock to be issued upon full or partial exercise of the Option, to require the Executive to remit to the Company an amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Company may permit the Executive to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Common Stock that would otherwise be received by the Executive pursuant to such rules as the Committee may establish from time to time. The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with the Option any Federal, state or local taxes required to be withheld with respect to such payments.

         6.       No Restriction on the Right to Effect Corporate Changes.

         Neither this Agreement nor the existence of the Option shall affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         7.       Adjustment of and Changes in Shares.

         In  the   event  of  any   merger,   consolidation,   recapitalization,
reclassification, stock dividend, special cash dividend, or other change in corporate structure affecting the Common Stock, the Committee shall make such adjustments, if any, as it deems appropriate in the number and class of shares subject to, and the exercise price of, the

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Option.  The  foregoing  adjustments shall be determined by the Committee in its sole discretion.

         8.       Preemption of Applicable Laws and Regulations.

         Anything herein to the contrary notwithstanding, if, any time specified herein for the issuance of shares of Common Stock, any law, regulation or requirement of any governmental authority having jurisdiction shall require the Company to take any action in connection with the shares then to be issued, the issuance of such shares shall be deferred until such action shall have been taken.

         9.       Committee Decisions Final.

         Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, or in connection with, the Option shall be determined by the Committee, and any such determination or any other determination and any interpretation by the Committee of the terms of the Option shall be final and binding on all persons affected thereby.

         10.      Amendments.

         The Committee shall have the power to alter or amend the terms of the Option as set forth herein from time to time, provided, however, that no such alteration or amendment which would adversely affect the rights of the Executive under this Agreement shall be effective without its consent. The Committee shall give written notice to the Executive of any such alteration or amendment as promptly as practicable after the adoption thereof. The foregoing shall not restrict the ability of the Executive and the Company by mutual consent to alter or amend the terms of the Option in any manner which is approved by the Committee.

         11.      Governing Law

         The terms and conditions stated herein are to be governed by, and construed in accordance with, the laws of the State of Delaware, exclusive of its conflicts of law provisions, and applicable Federal law.

         12.      Entire Agreement; Headings

         This  agreement  sets  forth the  entire  agreement  and  understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions hereof.

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Attest:                              LIFE CRITICAL CARE CORPORATION




______________________________       By: _____________________________________
                                         Thomas H. White
                                         President and Chief Executive Officer

WITNESS:

______________________________           _____________________________________
                                         Frank E. McGeath